       CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
       AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                  EXHIBIT 10.12


             AMENDMENT NUMBER 1 TO RESEARCH AND LICENSE AGREEMENT BY
                 AND BETWEEN KOSAN BIOSCIENCES AND R.W. JOHNSON
                        PHARMACEUTICAL RESEARCH INSTITUTE

This Amendment dated MAR 17, 2000 is made to the RESEARCH AND LICENSE AGREEMENT (hereinafter called the "AGREEMENT"), made as of September 28, 1998 by and between KOSAN BIOSCIENCES, INC., a corporation organized under California law having its principal office at 3832 Bay Center Place, Hayward, California 94545 (hereinafter called "KOSAN");

         ON THE ONE HAND, AND:

         ORTHO MCNEIL PHARMACEUTICAL, INCORPORATED (hereinafter called "ORTHO"), a company organized under Delaware law, having its principal office at U.S. Route 202, Raritan, New Jersey 08869; and

         the R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE (hereinafter called "RWJPRI"), a division of Ortho McNeil Pharmaceutical, Incorporated, having its principal office at U.S. Route 202, Raritan, New Jersey 08869 (ORTHO and RWJPRI hereinafter collectively called "LICENSEE")

                                                             ON THE OTHER HAND,

WITNESSETH:

         A. WHEREAS, KOSAN and LICENSEE have entered into the AGREEMENT providing for a collaborative research drug discovery program as generally described in the RESEARCH PLAN attached thereto as Appendix A;

         B. WHEREAS, the RESEARCH PLAN provided for two projects to be conducted by the parties, a Fast Track Project to be conducted over the first twelve months, and an SAR Project to be conducted over the first twenty-four months, each with a provision for additional CONTINGENT WORK, to be performed in the event a GO DECISION was made for the Project;

         C. WHEREAS, having completed the first twelve months of the RESEARCH PROGRAM, the parties wish to fund the CONTINGENT WORK on the Fast Track PROJECT and to reserve the rights to [**] under provisions of the AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and the performance of covenants herein contained, the parties agree to amend the AGREEMENT as follows:

1. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the AGREEMENT.



[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

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2. In accordance with the terms of the AGREEMENT, for Year 2 of the RESEARCH
PROGRAM, RWJPRI shall fund [**] for the CONTINGENT WORK on the Fast Track Project and [**] for the SAR PROJECT. RWJPRI acknowledges that one of the [**] has already been provided in Year 1 with payment therefor deferred until Year 2. Thus, RWJPRI shall provide funding for [**] for the combined programs for Year 2 in accordance with the terms of the AGREEMENT.

3. [**] shall be deemed an [**] and RWJPRI has made the $[**] ([**] Dollar) payment due under Section 6.2.1. [**] shall be a reserved Compound under the provisions Section 3.5.6 until such time as it is designated a Licensed Compound under the Agreement or the end of the NON-EXCLUSIVE SCREENING PERIOD, whichever shall first occur. 4. Except as amended herein, all of the terms and conditions of the AGREEMENT shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and duly executed this Amendment AGREEMENT on the date(s) indicated below, to be effective the day and year first above written.

For and on Behalf of KOSAN BIOSCIENCES, INC.

By:      /s/ Daniel V. Sant
   -----------------------------------------

Name: DANIEL V. SANT
     ---------------------------------------

Title:   Chief Executive

Date:    17 MARCH 2000
     ---------------------------------------


For and on Behalf of THE R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE

By:      /s/ P.A. Peterson
   -----------------------------------------

Name: P.A. PETERSON, MD, PhD
     ---------------------------------------

Title:   President

Date:    MARCH 17, 2000
     ---------------------------------------



[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.